First American Investment Funds, Inc.

                               Corporate Bond Fund

                                RETAIL PROSPECTUS

                        Supplement Dated February 1, 2000,
                      To Prospectus Dated January 31, 2000


Effective February 1, 2000, First American Investment Funds, Inc. will offer Class A shares of Corporate Bond Fund at net asset value (without a front-end sales charge). Shares of the fund purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months.

This promotion is expected to continue through April 1, 2000. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call investor services at 1-800-637-2548.




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                      First American Investment Funds, Inc.

                              Arizona Tax Free Fund
                            California Tax Free Fund
                             Colorado Tax Free Fund

                                RETAIL PROSPECTUS

                       Supplement Dated February 1, 2000,
                      To Prospectus Dated January 31, 2000


Effective February 1, 2000, First American Investment Funds, Inc. will offer Class A shares of Arizona Tax Free Fund, California Tax Free Fund and Colorado Tax Free Fund at net asset value (without a front-end sales charge). Shares of the funds purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months.

This promotion is expected to continue through April 1, 2000. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call investor services at 1-800-637-2548.